SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              Mid-State Bancshares
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value transaction:

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      4.    Date Filed:

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

                                    [LOGO]
                              MID-STATE BANCSHARES

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
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To the Shareholders of Mid-State Bancshares:

NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders of Mid-State Bancshares ("Mid-State") will be held on Wednesday, May 16, 2001, at 7:30 p.m., California Time, at the Cliffs Resort, 2757 Shell Beach Road, Shell Beach, California, (the "Meeting") for the following purposes, as set forth in the attached Proxy
Statement:

1. To consider and vote upon a proposal to elect three (3) persons to the Board of Directors of Mid-State to serve until the 2004 Annual Meeting of Shareholders and until their successors have been elected and have qualified.

2. To transact any other business which may properly come before the Meeting or any adjournments or postponements thereof.

Only those shareholders of record at the close of business on March 30, 2001, are entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof (the "Record Date").

Section 2.11 of the Mid-State bylaws provide for the nomination of directors as follows:

"Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the Corporation by the later of the close of business 21 days prior to any meeting of shareholders called for the election of directors or 10 days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

                                             By order of the Board of Directors


                                             /s/ Raymond E. Jones
                                             Raymond E. Jones
March 30, 2001                               Secretary

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MID-STATE MEETING IN PERSON. IF YOU DO ATTEND THE MID-STATE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THAT TIME. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

PLEASE INDICATE ON THE PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO WE CAN PROVIDE ADEQUATE ACCOMMODATIONS.

                                     [LOGO]
                              MID-STATE BANCSHARES

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                                 PROXY STATEMENT
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This Proxy Statement ("Proxy Statement") is being furnished to shareholders of
Mid-State, in connection with the solicitation of proxies by the Board of Directors of Mid-State for use at the Annual Meeting of Shareholders of Mid-State (including any adjournments thereof) to be held on May 16, 2001 ("Meeting").

This Proxy Statement relates to the election of three directors for the Board of Directors of Mid-State, and any such other business as may properly come before the Meeting. This Proxy Statement is dated March 30, 2001, and is first being mailed to shareholders of Mid-State on or about April 13, 2001.

Date, Time and Place

The Meeting will be held on Wednesday, May 16, 2001, at the Cliffs Resort, 2757 Shell Beach Road, California, at 7:30 p.m., California Time, and any adjournment or adjournments thereof.

Record Date

The Board has fixed the close of business on March 30, 2001, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Accordingly, only holders of record of shares of Mid-State Bancshares Common Stock, no par value ("Mid-State Stock") at the close of business on the Record Date will be entitled to vote at the Mid-State Meeting and any adjournment thereof. As of Record Date, there were 21,915,488 shares of stock outstanding, held by approximately 3,550 shareholders of record.

Proxies and Revocability of Proxies

A proxy card for voting at the Meeting is enclosed with this Proxy Statement. When a proxy card is returned, properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder does not attend the Meeting and does not return the signed proxy card, such holder's shares will not be voted and this will have the effect of a vote "AGAINST" the matters to be voted on at the Meeting. Shareholders are urged to mark the box on the proxy card to indicate how the shares represented by the proxy card are to be voted. If a shareholder returns a signed proxy card but does not indicate how his or her shares are to be voted, such shares will be voted "FOR" the election of the three directors named herein. The proxy card also confers discretionary authority on the individual appointed by the Board named on the proxy card to vote the shares represented thereby on any other matter that is properly presented for action at the Meeting. A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Meeting by delivering an instrument of revocation to the secretary of Mid-State, by duly executing and submitting a proxy card bearing a later date, or by appearing at the Meeting and voting in person. The mere presence at the Meeting of the person who has given a proxy will not revoke such proxy.

Costs of Solicitations of Proxies

Mid-State will bear its own costs in connection with this solicitation. It is contemplated that proxies will be solicited principally through the mails, but directors, officers and regular employees of Mid-State may solicit proxies (for no additional compensation) by personal interview, telephone, telex, telegram, facsimile or similar means of communication. Although there is no formal agreement to do so, Mid-State may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals.

Outstanding Securities; Quorum

As of the Record Date, there were issued and outstanding 21,915,488 shares of Mid-State Stock. The presence, either in person or by properly executed proxies, of the holders of a majority of the outstanding shares of Mid-State Stock is necessary to constitute a quorum at the Meeting. Abstentions will be counted for purposes of establishing a quorum.

Vote Required

Shareholders are entitled to one vote at the Meeting for each share of Mid-State Stock held of record by them on the Record Date. The candidates receiving the highest number of affirmative votes up to the number of directors to be elected will be elected. Cumulative voting is not permitted under Mid-State's Articles of Incorporation.

As of the Record Date, Mid-State knew of no person who owned more than five percent (5%) of the outstanding shares of Mid-State Stock. As of the Record Date, directors and executive officers(a) of Mid-State beneficially owned an aggregate of 1,773,031 shares of Mid-State Stock (including shares issuable upon exercise of stock options within 60 days of the Record Date), or approximately 8.09% of the outstanding shares of Mid-State Stock.

--------
(a) For purposes of this Proxy Statement, the executive officers are deemed to include the President and Chief Executive Officer, Executive Vice President, Vice President and Chief Financial Officer of Mid-State Bancshares and the President and Chief Executive Officer, Executive Vice President and Chief Credit Officer, and Executive Vice President and Chief Financial Officer of Mid-State Bank, a total of four (4) individuals.

ELECTION OF DIRECTORS

Mid-State's Bylaw and implementing resolutions provide for Mid-State to have a total of eleven (11) directors. Mid-State has a "Classified" Board of Directors. A "Classified" Board means that the directors are divided into three classes with staggered terms. As a result, three persons will be elected at the Meeting to a term of three years. At subsequent annual meetings of the Mid-State's shareholders, a number of directors will be elected equal to the number of directors with terms expiring at that annual meeting. The directors so elected at these subsequent annual meetings will each be elected for a three-year term.

Set forth below is the slate of directors to be considered for re-election. In the event that any of the nominees should be unable to serve as a director, it is intended that proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will become unavailable.

SLATE OF DIRECTORS

[PHOTO OMITTED]

Gracia Bello has been a director of Mid-State Bancshares since its formation in 1998 and a director of Mid-State Bank since 1996. A registered pharmacist, she served as the California delegate to the American Pharmaceutical Association for six years and was the first woman to sit on the board of the Pharmaceutical Care Network. Ms. Bello is a member of the PAC Board for the California Pharmaceutical Association. In 1987, she was named "Pharmacist of the Year" by the California Pharmacists Association. Ms. Bello is a member of the Mid-State Bancshares Compensation and Nominating Committees and an alternate to Mid-State Bank's Board Loan Committee.

[PHOTO OMITTED]

A. J. Diani was appointed vice chairman of Mid-State Bancshares and Mid-State Bank in 1998. He is the chairman of the board of A.J. Diani Construction Co., Inc., a general engineering and building construction firm operating in California, Oregon, and Utah. He was a national director of the Associated General Contractors of America. Mr. Diani was a founding director and appointed chairman of the board in 1977 of the former Bank of Santa Maria, which merged with Mid-State Bank in 1998. Mr. Diani is chairman of Mid-State Bancshares Compensation Committee and a member of Mid-State Bank's Trust Services Committee. He is an alternate to Mid-State Bank's Board Loan Committee.

[PHOTO OMITTED]

Daryl L. Flood has been a director of Mid-State Bancshares since 1998 and a director of Mid-State Bank since 1978. A founding officer of the Bank in 1961, he served for 30 years in a variety of positions, progressing to executive vice president. Mr. Flood is a graduate of the Pacific Coast Banking School and has served on the board of directors of the Independent Bankers Association of Southern California. He was a long-time board member of the Lucia Mar Unified School District. Mr. Flood is a member of Mid-State Bancshares Nominating Committee and a member of Mid-State Bank's Board Loan Committee.

The following tables set forth certain information, as of March 30, 2001, with respect to the three persons nominated by the Board of Directors for election as directors and the eight continuing directors whose terms do not expire at the Meeting. Mid-State knows of no arrangements, including any pledge by any person of securities of Mid-State, the operation of which may, at a subsequent date, result in a change in control of Mid-State. There are no arrangements or understandings by which any of the directors of Mid-State were selected. There are no family relationships between any of the directors or executive officers.

                                                                                              Common Stock Beneficially
                                                                                               Owned On March 30, 2001
                                                                                              -------------------------

                                                                 Year First (2)
   Name, Address(1)                                                Elected or                                Percentage
 and Relationship with                                             Appointed                                  of Shares
     the Company of        Principal Occupation for                 Director                    Number       Outstanding
    Beneficial Owner            Past Five Years          Age    Bancshares/Bank    Term(3)    of Shares(4)       (5)
------------------------------------------------------------------------------------------------------------------------
                                The following three persons have been nominated for election:
------------------------------------------------------------------------------------------------------------------------
Gracia B. Bello           Registered Pharmacist          71     1998/Bancshares      II         20,824(6)       .10%
Director                                                           1996/Bank
------------------------------------------------------------------------------------------------------------------------
A. J. Diani               Construction                   79     1998/Bancshares      II        183,176(6)       .84%
Director                                                           1977/Bank
------------------------------------------------------------------------------------------------------------------------
Daryl L. Flood            Executive Vice President/      66     1998/Bancshares      II        200,864(6)       .92%
Director                  Credit Administration                    1978/Bank
                          Mid-State Bank (Retired)
------------------------------------------------------------------------------------------------------------------------

----------
(1) The address for all persons listed is c/o Mid-State Bancshares, 1026 Grand Avenue, Arroyo Grande, California 93420.
(2) Service with Mid-State Bancshares, Mid-State Bank, or a successor bank to Mid-State Bank.
(3) I-Term expiring in 2003; II-Term expiring in 2004; and III-Term expiring in 2002.
(4) Except as otherwise noted, includes shares held by each person's spouse (except where legally separated) and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shares power with a spouse); or shares held in an Individual Retirement Account as to which such person has pass-through voting rights and investment power.
(5) Includes shares of common stock subject to stock option exercisable within 60 days.
(6) Includes 8,000 shares of common stock subject to stock option exercisable within 60 days.

                                                                                                  Common Stock Beneficially
                                                                                                   Owned On March 30, 2001
                                                                                                  -------------------------

                                                                 Year First(8)
   Name, Address(7)                                                Elected or                                  Percentage of
 and Relationship with                                              Appointed                                      Shares
     the Company of        Principal Occupation for                  Director                      Number       Outstanding
    Beneficial Owner            Past Five Years           Age    Bancshares/Bank    Term(9)     of Shares(10)       (11)
----------------------------------------------------------------------------------------------------------------------------
                                The following eight directors' terms do not expire at this Meeting:
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Trudi Carey               Architect, Contractor,          45     2000/Bancshares        I           5,240            .02%
Director                  Real Estate Broker                        2000/Bank
                          The Carey Group, Inc.
----------------------------------------------------------------------------------------------------------------------------
H. Edward Heron           Vice President                  60     1999/Bancshares        I          44,928(12)        .20%
Director                  Coldwell Banker                           1996/Bank
----------------------------------------------------------------------------------------------------------------------------
Raymond E. Jones          Executive Vice President/       72     1998/Bancshares       III        121,066(13)        .55%
Director                  Chief Financial Officer                   1990/Bank
                          Mid-State Bank (Retired)
----------------------------------------------------------------------------------------------------------------------------
James W. Lokey            President/Chief Executive       53     2000/Bancshares        I          43,051(14)        .20%
Director, Mid-State       Officer, Mid-State Bank                   2000/Bank
Bancshares and            beginning 3/1/00
President/Chief           President, Downey Savings
Executive Officer,        in 1997 and 1998
Mid-State Bank            Executive Vice President,
                          Wells Fargo Bank in 1996
----------------------------------------------------------------------------------------------------------------------------
Stephen P. Maguire        Investment Broker               50     1999/Bancshares        I         473,332(15)       2.16%
Director                  President, Maguire                        1999/Bank
                          Investments, Inc.
----------------------------------------------------------------------------------------------------------------------------
Gregory R. Morris         Investment Broker               60     1998/Bancshares       III        108,740(16)        .50%
Director                  Morris & Garritano                        1987/Bank
                          Insurance

----------------------------------------------------------------------------------------------------------------------------
Carrol R. Pruett          Chairman of the Board,          63     1998/Bancshares       III        280,509(17)       1.28%
Chairman of the           Mid-State Bancshares and                  1967/Bank
Board/President/Chief     Mid-State Bank.
Executive Officer of      President/ Chief Executive
Mid-State Bancshares      Officer of Mid-State Bank
                          until 3/1/00

----------------------------------------------------------------------------------------------------------------------------
William L. Snelling       Business Manager,               69     1998/Bancshares       III        176,293(18)        .80%
Director                  Consultant                                1977/Bank
----------------------------------------------------------------------------------------------------------------------------
Directors and Executive                                                                         1,773,031(19)       8.09%
Officers as a group (13
persons)
----------------------------------------------------------------------------------------------------------------------------

----------
(7) The address for all persons listed is c/o Mid-State Bancshares, 1026 Grand Avenue, Arroyo Grande, California 93420.
(8) Service with Mid-State Bancshares, Mid-State Bank, or a successor bank to Mid-State Bank.
(9) I-Term expiring in 2003; II-Term expiring in 2004; and III-Term expiring in 2002.
(10) Except as otherwise noted, includes shares held by each person's spouse (except where legally separated) and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shares power with a spouse); or shares held in an Individual Retirement Account as to which such person has pass-through voting rights and investment power.
(11) Includes shares of common stock subject to stock option exercisable within 60 days.
(12) Includes 4,000 shares of common stock subject to stock option exercisable within 60 days.
(13) Includes 8,000 shares of common stock subject to stock option exercisable within 60 days.
(14) Includes 30,000 shares of common stock subject to stock option exercisable within 60 days.
(15) Includes 4,000 shares of common stock subject to stock option exercisable within 60 days.
(16) Includes 72,840 shares held by Mr. Morris as Trustee for Morris & Garritano Profit Sharing Trust, as to which Mr. Morris has sole voting and investment power; and 8,000 shares of common stock subject to stock option exercisable within 60 days.
(17) Includes 54,790 shares of common stock subject to stock option exercisable within 60 days.
(18) Includes 8,000 shares of common stock subject to stock option exercisable within 60 days.
(19) Includes 115,008 shares of common stock owned by the executive officers and shares subject to stock option exercisable within 60 days.

None of the Bank's directors of Mid-State is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

The Board of Directors and Committees

The Audit Committee is composed of Director Morris (Chairman), Carey (Alternate), Maguire and Snelling. Each member is "independent," as defined by the Nasdaq listing standards. The Audit Committee met five (5) times during 2000. Pursuant to its Charter, the Audit Committee shall be a standing committee of Mid-State appointed annually by the Board of Directors. The Committee will assist the Board in fulfilling its responsibility to the shareholders and depositors relating to the quality and integrity of Mid-State's accounting systems and financial-reporting processes, the identification and assessment of business risks and the adequacy of overall control environment within Mid-State. In so doing, they will: (1) Carry out their responsibilities in good faith and in an informed and vigilant manner; (2) Review recommendations and reports submitted by the regulatory agencies, the Mid-State's external financial statement auditors, management, and Internal Audit; (3) Routinely report to the Board of Directors, the Committee's activities and all matters of significance, making recommendations for change as deemed advisable; (4) Establish and maintain contact with the regulatory agencies, the external financial statement auditors and Internal Audit to satisfy themselves that: audit coverage is adequate, appropriate programs are maintained, and activities are executed properly; (5) Discuss directly with management any issues of concern or interest to the Committee; and (6) Employ such resources in the performance of their duties, including access to separate legal council and external consultants, as the Committee deems necessary. A copy of the Audit Committee's Charter and its Report for the year ended December 31, 2000 are attached as Exhibits A and B, respectively to this Proxy Statement.

Mid-State has a standing Nominating Committee of which Directors Pruett (Chairman), Bello, Carey (Alternate), Flood and Heron are members. During the year ended December 31, 2000, the Nominating Committee held a total of six (6) meetings. The Committee reviews information assembled for the purpose of selecting candidates for nomination to membership on the Board. Following appropriate investigations, it ascertains the willingness of selected candidates to serve and extends on behalf of the Board, invitations to become candidates. Its recommendations are presented to the Board at regularly scheduled meetings. The Committee will also consider, at its regularly scheduled meetings, those recommendations by shareholders which are submitted, along with biographical and business experience information to the Chief Executive Officer.

The Board also has a standing Compensation Committee of which Diani (Chairman), Bello, Heron, Morris and Snelling (Alternate) are members. The primary function of the Compensation Committee, which met eleven (11) times during 2000, is to establish proper compensation ranges for officers and employees, delegate certain authority to management regarding salary procedure, and determine salaries for Mid-State officers depending upon experience, performance and contribution to the success of Mid-State. A copy of the Compensation Committee's Report for the year ended December 31, 2000 is attached as Exhibit C to this Proxy Statement.

During the fiscal year ended December 31, 2000, the Board of Directors of Mid-State held a total of thirteen (13) meetings. All of the persons who were directors during 2000, attended at least 75% of the aggregate of, 1) the total number of such meetings, and 2) the total number of meetings held by all committees of the Board on which such director served during 2000.

Compensation Committee Interlocks and Insider Participation

Carrol R. Pruett, the Chairman of the Board, and James G. Stathos, Executive Vice President/Chief Financial Officer of Mid-State Bank, served as a member of the Compensation Committee until June 1, 2000. Mr. Pruett and Mr. Stathos did not participate in the discussion of his compensation or performance when such matters were addressed by the Committee.

Executive Compensation

The Board of Directors establishes the compensation awarded to the Executive Officers, and determines the salaries of those executive officers based upon their experience, performance, and contribution to the success of Mid-State. The following table sets forth the aggregate compensation for services in all capacities paid or accrued by Mid-State or it's banking subsidiary to the five most highly compensated persons.

                           Summary Compensation Table


                                   Annual Compensation                     Long-Term Compensation
                                   -------------------                     ----------------------

Name of Officer and                                                                  Restricted   # of Stock
Principal Position                                                   Other Annual       Stock      Options/        LT1P
                          Year         Salary            Bonus       Compensation      Awards     SAR'S(20)       Payouts
------------------------------------------------------------------------------------------------------------------------------
Carrol R. Pruett          2000    $330,000.00(22)         $0             $0              $0           $0      $      0.00
Chairman of the Board,    1999    $317,500.00(23)         $0             $0              $0           $0      $      0.00
President                 1998    $253,039.00(24)         $0             $0              $0           $0      $185,000.00
------------------------------------------------------------------------------------------------------------------------------
James W. Lokey            2000    $250,000.00(26)    $250,000.00         $0              $0           $0            $0
President, Chief          1999    $      0.00             $0             $0              $0           $0            $0
Executive Officer         1998    $      0.00             $0             $0              $0           $0            $0
------------------------------------------------------------------------------------------------------------------------------
Thomas E. Reese           2000    $163,298.00(27)         $0             $0              $0           $0            $0
Executive Vice            1999    $148,451.00(28)         $0             $0              $0           $0            $0
President                 1998    $136,243.00(29)         $0             $0              $0           $0            $0
------------------------------------------------------------------------------------------------------------------------------
James G. Stathos          2000    $163,601.58(31)         $0             $0              $0           $0            $0
Executive Vice            1999    $148,452.00(32)         $0             $0              $0           $0            $0
President                 1998    $133,938.00(33)         $0             $0              $0           $0            $0
------------------------------------------------------------------------------------------------------------------------------
Leslie Sevier             2000    $165,375.22(35)         $0             $0              $0           $0            $0
Mortgage Loan             1999    $126,037.17(35)         $0             $0              $0           $0            $0
Officer                   1998    $128,123.34(35)         $0             $0              $0           $0            $0
------------------------------------------------------------------------------------------------------------------------------

Name of Officer and          All Other
Principal Position          Compensation
                       Year           (21)
-------------------------------------------------
Carrol R. Pruett       2000     $428,000.00(25)
Chairman of the Board, 1999     $334,062.00
President              1998     $206,250.00
-------------------------------------------------
James W. Lokey         2000     $ 51,919.60
President, Chief       1999     $      0.00
Executive Officer      1998     $      0.00
-------------------------------------------------
Thomas E. Reese        2000     $221,488.15(30)
Executive Vice         1999     $213,571.33
President              1998     $104,540.00
-------------------------------------------------
James G. Stathos       2000     $221,521.81(34)
Executive Vice         1999     $205,323.22
President              1998     $158,789.00
-------------------------------------------------
Leslie Sevier          2000     $ 15,490.50
Mortgage Loan          1999     $ 23,315.65
Officer                1998     $ 16,502.17
-------------------------------------------------

----------
(20) Refer to "Aggregated Options/SAR Exercises Table" on Page 10 of this Proxy Statement.
(21) Includes Mid-State contributions to defined contribution plans (qualified and non-qualified, and whether or not vested.)
(22) Includes $10,500.00 accrued in 2000 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(23) Includes $10,000.00 accrued in 1999 but deferred to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(24) Includes $9,500.00 accrued in 1998 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(25)  Includes 2000 Deferred Compensation Contribution of $410,000.00.
(26) Includes $10,500.00 accrued in 2000 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(27) Includes $10,500.00 accrued in 2000 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(28) Includes $10,000.00 accrued in 1999 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(29) Includes $8,175.00 accrued in 1998 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(30)  Includes 2000 Deferred Compensation Contribution of $205,000.00.
(31) Includes $10,500.00 accrued in 2000 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(32) Includes $10,000.00 accrued in 1999 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(33) Includes $8,156.00 accrued in 1998 but deferred pursuant to the Mid-State's 401(k) Plan (see "Profit Sharing 401(k) Plan").
(34)  Includes 2000 Deferred Compensation Contribution of $205,000.00.
(35) Salary is commissioned and, as a result, fluctuates depending on market conditions and volume.

Stock Options

Mid-State's 1996 Stock Option Plan (the "Stock Option Plan"), is intended to advance the interests of Mid-State by encouraging stock ownership on the part of key employees and non-employee directors. As of March 1, 2001, Mid-State had options outstanding to purchase a total of 1,718,534 shares of its Common Stock under the Stock Option Plan and 1,089,490 shares available for grant.

The following table furnishes certain information regarding stock options outstanding and exercised under the Stock Option Plan for Mr. Pruett, Mr. Lokey, Mr. Reese, Mr. Stathos and Ms. Sevier. Mr. Pruett was granted a stock option of 100,000 shares at an exercise price of $16.6250 per share during the first quarter of 2001. Mr. Lokey was granted a stock option in 2000 for 150,000 shares at an exercise price of $14.00 per share and 62,069 shares at an exercise price of $14.50 per share during the first quarter of 2001. Mr. Reese and Mr. Stathos were each granted a stock option of 24,138 shares at an exercise price of $14.50 per share during the first quarter of 2001. These options are a ten (10) year option fully vested after five (5) years.

    Aggregated Option/SAR Exercises in Last Fiscal Year, and Fiscal Year-End
                                Option/SAR Value

                                                            Number of Securities
                                                           Underlying Unexercised                 Value of
                                Shares                     Options/SARs at FY-End        In-the-Money Options/SARs
                              Acquired on    Value         Options/SARs at FY-End                  FY-End
      Name                     Exercise    Realized      Exercisable/Unexercisable    Exercisable/Unexercisable(36)
--------------------------------------------------------------------------------------------------------------------
Carrol R. Pruett                 0             0            54,790 Exercisable                 $349,660.20
                                                           198,698 Unexercisable               $222,921.24
--------------------------------------------------------------------------------------------------------------------
James W. Lokey                   0             0            30,000 Exercisable                 $112,500.00
                                                           182,069 Unexercisable               $651,724.25
--------------------------------------------------------------------------------------------------------------------
Thomas E. Reese                  0             0            26,929 Exercisable                 $128,541.02
                                                            78,371 Unexercisable               $133,093.04
--------------------------------------------------------------------------------------------------------------------
James G. Stathos                 0             0            26,929 Exercisable                 $128,541.02
                                                            78,371 Unexercisable               $133,093.04
--------------------------------------------------------------------------------------------------------------------
Leslie Sevier                    0             0                 0 Exercisable                 $      0.00
                                                                 0 Unexercisable               $      0.00
--------------------------------------------------------------------------------------------------------------------

Profit Sharing/401(k) Plan

In 1963, the Board of Directors of Mid-State Bank entered into a Profit Sharing Retirement Plan and Trust under a group program offered through the California Bankers Association. The Plan covers substantially all of Mid-State employees, and was amended in 1985 to be a combination qualified

----------
(36) Unexercisable stock options represent those options granted, but not yet fully vested. Exercisable stock options represent the fully vested portion. Stock options vest at the rate of 20% per year from date of grant. Value of options determined by multiplying number of shares by the difference between the closing price on December 31, 2000 of $17.75 per share, and the respective exercise price per share.

Profit Sharing Plan (the "Profit Sharing Plan") and Savings and Retirement Plan designed to comply with Internal Revenue Code Section 401(k) (the "401(k) Plan"). Under the Profit Sharing Plan, the Board of Directors, in its discretion, decides how much money, if any, will be contributed by Mid-State to the Profit Sharing Plan depending on the amount of Mid-State's profits for the year.

Employees are not permitted to contribute to the Profit Sharing Plan. Effective July 10, 1998, once an employee has been in service with Mid-State one (1) full year, his interest begins to vest at a rate of twenty percent (20%) per year for each year of service up to five (5) years, at which point his interest is fully vested. The maximum amount which can be contributed by Mid-State to the Profit Sharing Plan is equal to fifteen percent (15%) of the base salary paid to participating employees of Mid-State. No amounts are accrued or set aside for the account of non-employee directors. Mid-State contributed approximately $1,674,000.00 to the Profit Sharing Plan for the year ending December 31, 2000. The amounts allocated to individual principal officers in previous years are set forth in the Cash Compensation Table above (see "Executive Compensation" above).

Under the 401(k) Plan, each covered employee can make voluntary contributions to his or her account in an amount up to fifteen percent (15%) of his or her base salary; such contributions vest immediately when made. Mid-State makes a contribution to the employee's account in an amount equal to fifty percent (50%) of the employee's contributions, up to a maximum of six percent (6%) of the employee's salary. Mid-State's contributions to the employee's account vest at the rate of twenty percent (20%) per year, beginning after the third full year of service. For the year ended December 31, 2000, Mid-State contributed approximately $511,000.00 to the 401(k) Plan.

Deferred Compensation Plan

The Board of Directors also adopted a Deferred Compensation Plan in 1983, which was amended in July 1996, in order to provide performance-oriented deferred compensation for Mid-State's senior management including its executive officers. Pursuant to the Deferred Compensation Plan, the Board of Directors sets aside a specified amount for contribution to the Plan, representing between two percent (2%) and four percent (4%) of Mid-State's net profits, depending upon Mid-State's return on equity for the previous year. A committee appointed by the Board of Directors allocates the amount contributed to the Plan among the accounts of the participants in such proportions as the Committee shall determine from time to time. Contributions pursuant to the Deferred Compensation Plan become vested at the rate of ten percent (10%) per year for each full year of service up to ten (10) years. The funds credited to the account of each participant accrue interest at an annual rate of return equal to ninety percent (90%) of Mid-State's prime rate, with such interest adjusted and credited to each account quarterly. Payment of vested amounts may be made either upon retirement or after the fifth year of participation in the Plan, in certain specified installments, at the election of the participant. For the year ended December 31, 2000, Mid-State made a contribution of $820,000.00 to the Deferred Compensation Plan for the benefit of executive officers. In the first quarter of 2001, the Board of Directors approved the discontinuance of this plan, and there will be no further annual contributions to this plan other than interest on the balances.

Change in Control Agreements

Mid-State entered into "change in control" agreements with Messrs. Pruett, Reese and Stathos as of November 12, 1997, and Mr. Lokey as of April 12, 2000. Each agreement provides that, if a person who has acquired control of Mid-State terminates the officer within 24 months after such change in control other than for cause, disability or retirement (as such terms are defined in the agreement) or if, within 24 months of such a change in control, the officer terminates the agreement for good reason (as defined in the agreement), the officer will receive (i) a lump sum severance payment equal to two times his annual salary and bonus (provided that in no event shall such amount exceed 2.99 times such officer's "annualized includible compensation for the base period" (as defined in the Internal Revenue Code)) and (ii) continued benefits under all insured and self-insured employee welfare benefit plans for a period ending on the earliest of (A) three (3) years, (B) the commencement date of equivalent benefits from a new employer or (C) the officer's normal retirement date under the terms of such plans. In general, a "change in control" includes a change in the majority of directors as a result of an election contest, an acquisition of 25% of the outstanding shares, a merger, consolidation, sale of substantially all the assets, a change in the majority of directors over a two (2) year period as well as any other transfer, voluntarily or by hostile takeover or proxy contest, operation of law or otherwise, of control of Mid-State.

Incentive Compensation Plan

In the first quarter of 2001, the Board of Directors approved an annual Incentive Plan for the executive officers. The objective of the Plan is to provide competitive compensation, warranted by performance, and aid in motivating and retaining key executives. Messrs Lokey, Reese and Stathos are eligible for participation in the Plan.

Other Compensation

Mid-State has provided and plans to continue to provide its executive officers with automobiles, which are not available to all employees of Mid-State. It is impracticable to estimate the percentage of the total costs of these benefits attributable to personal use. No amount is stated for the foregoing, since management has concluded that the amount of any personal benefits to any principal officer and to the principal officers as a group is less than the lesser of $25,000.00 per person or ten percent (10%) of the compensation reported under "Cash Compensation" for each such person and for the group.

Compensation of Directors

From January to September, non-officer directors received $1,500.00 per month for their service as directors and attendance at Board meetings. In October, the fee increased to $2,000.00 per month $1,000.00 of which was a retainer, and $1,000.00 in payment for attending meetings. If they did not attend a scheduled meeting, the director only received a $1,000.00 retainer fee. Loan Committee members received $200.00 per month through November with the fee increased to $300.00 per month in December. Audit Committee members received $200.00 per meeting through November with the fee increased to $300.00 per month in December. Compensation Committee members received

$200.00 per meeting through October with the fee increased to $300.00 per meeting attended in November. Each Committee member chairman receives a payment of $450.00 per meeting attended. The total amount of fees paid to directors for attendance at Board and Committee meetings during 2000 was $257,950.00. During 2000, Director Carey received a stock option grant under the 1996 Stock Option Plan to purchase 20,000 shares of Mid-State Stock. The options were granted at an exercise price of $13.8130 per share, fully vested in five (5) years, and are exercisable for ten (10) years.

Performance Graph

The following table and graph display five (5) year comparative total return performance information for Mid-State Stock, the Standard and Poors 500 Index (S&P 500), and NASDAQ Bank Index. The information is prepared assuming $100.00 is invested in each of the three (3) potential investments, five (5) years ago. The performance information takes into account dividends paid and the price appreciation or depreciation of the stock(s). It should be noted that historical performance information is no guarantee of future performance.

                              Mid-State Bancshares

                              [PERFORMANCE CHART]

                                                 Period Ending
-----------------------------------------------------------------------------------------
Index                     12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------------------------------------------------------------------------------------
Mid-State Bancshares        100.00     136.67     266.41     278.95     322.97     368.20
S&P 500                     100.00     122.86     163.86     210.64     254.97     231.74
NASDAQ Bank Index*          100.00     132.04     221.06     219.64     211.14     241.08

Certain Transactions

Some of the current directors and executive officers of Mid-State and the companies with which they are associated have been customers of, and have had banking transactions with Mid-State, in the ordinary course of Mid-State's business, and Mid-State expects to continue to have such banking transactions in the future. All loans and commitments to lend included in such transactions have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons of similar creditworthiness, and in the opinion of management of Mid-State, have not involved more than the normal risk of repayment or presented any other unfavorable features.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires Mid-State's directors, executive officers and ten percent (10%) or more shareholders of Mid-State's equity securities to file with the SEC initial reports of ownership and reports of changes of ownership of Mid-State's equity securities. Officers, directors and ten percent (10%) or more shareholders are required by SEC regulations to furnish Mid-State with copies of all Section 16(a) forms they file. To Mid-State's knowledge, based solely on review of the copies of such reports furnished to Mid-State and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent (10%) or more of Mid-State's equity securities appear to have been met.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Mid-State has not yet selected its independent public accountants for the fiscal year ending December 31, 2001, but intends to do so later this year. Arthur Andersen, LLP audited Mid-State's financial statements for the year ended December 31, 2000, and have been Mid-State's accountants since 1979. It is anticipated that a representative of Arthur Andersen, LLP will be present at the Mid-State Meeting and will be available to respond to appropriate questions from shareholders. All professional services rendered by Arthur Andersen LLP during 2000 were furnished at customary rates and terms.

Fees Paid to the Independent Auditors

For 2000, the Audit Committee considered and deemed the services provided by Arthur Andersen LLP, the Mid-State's independent auditor, compatible with maintaining the principle accountant's independence. During the fiscal year ended December 31, 2000, fees paid to Arthur Andersen LLP consisted of the following:

Audit Fees

Audit fees billed to Mid-State by Arthur Andersen LLP during 2000 for review of Mid-State's annual financial statements and those financial statements included in quarterly reports on Form 10-Q totaled $200,000.00.

Financial Information Systems Design and Implementation Fees

Arthur Andersen LLP did not bill Mid-State for any fees related to financial information systems design and implementation during 2000.

All Other Fees

Fees billed to Mid-State by Arthur Andersen LLP during 2000 for all other non-audit services including tax related services totaled $229,744.00.

PROPOSALS OF SHAREHOLDERS

Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for Mid-State's 2002 Annual Meeting of Shareholders must be submitted by a shareholder prior to December 21, 2001 in a form that complies with applicable regulations.

OTHER MATTERS

Mid-State does not know of any other matters than that described in this Proxy Statement which will be presented for consideration at the Meeting. If any other matter properly comes before the respective meetings or any and all adjournments or postponements thereof, the proxy holders named on the accompanying proxies will vote the shares requested by such proxies in accordance with their best judgement and as in accordance with said proxies.

                                              MID-STATE BANCSHARES


                                              /s/ Raymond E. Jones

                                              By: Raymond E. Jones
                                                  Secretary

Arroyo Grande,California
March 30, 2001

                                   EXHIBIT "A"

                             AUDIT COMMITTEE CHARTER
                     MID-STATE BANCSHARES AND MID-STATE BANK

Summary:

The Audit Committee shall be a standing committee of Mid-State Bancshares ("Mid-State") and Mid-State Bank ("the Bank") appointed annually by the Board of Directors. The Committee will assist the Board in fulfilling its responsibility to the shareholders and depositors relating to the quality and integrity of Mid-State and the Bank's accounting systems and financial reporting processes, the identification and assessment of business risks and the adequacy of overall control environment within Mid-State and the Bank. In so doing, they will:

o Carry out their responsibilities in good faith and in an informed and vigilant manner;

o Review recommendations and reports submitted by the regulatory agencies, Mid-State and the Bank's external financial statement auditors, management, and Internal Audit;

o Routinely report to the Board of Directors, the Committee's activities and all matters of significance, making recommendations for change as deemed advisable;

o Establish and maintain contact with the regulatory agencies, the external financial statement auditors and Internal Audit to satisfy themselves that: audit coverage is adequate, appropriate program are maintained, and activities are executed properly;

o Discuss directly with management any issues of concern or interest to the Committee; and

o Employ such resources in the performance of their duties, including access to separate legal counsel and external consultants, as the Committee deems necessary.

Organization and Composition Membership:

The Audit Committee shall be comprised of a minimum of three outside directors who are "independent persons" as defined in the Rules and Regulations of the Federal Deposit Insurance Corporation and will comply with the rules and guidelines established by the National Association of Security Dealers (NASD) as approved by the Security Exchange Commission (SEC).

The overall make-up of the Committee will include banking and financial management expertise. The Committee will have at least three members, all of whom will be literate in financial matters.

Members and the Chairman will be appointed by the Board and may be changed by the Board at any time. The Chairman will preside over the meetings. Members will not be:

o Current officers or employees (or an individual who has served in that capacity during the past three years),

o     Significant owners of the corporation or any of its' affiliates.

o An immediate family member or an individual who has been an executive officer of the corporation or its affiliates during the past three years.

o A major customer or supplier of services (received in excess of $60,000 from Mid-State or the Bank or any of its affiliates during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation).

o A partner in or controlling shareholder or executive officer of a "for profit" business that is a major customer or supplier of Mid-State or the Bank in the past three years that exceed 5% of Mid-State's or the Bank's consolidated gross revenues for the year, or $200,000, whichever is greater.

o Employed as an executive of another corporation where any of Mid-State's or the Bank's executives serve on that corporation's compensation committee.

The Committee will meet at least quarterly and may conduct additional meetings upon call by any member of the Committee, any member of the Board of Directors or the Auditor. A majority of the members present will constitute a quorum and minutes will be recorded.

Responsibilities:

The following responsibilities relate to Mid-State's and the Bank's Internal Audit function:

o Review the Audit Committee Charter and the Internal Audit Charter annually, and recommend approval by the Board of Directors;

o Evaluate the internal audit process for establishing the annual internal audit plan and the focus on risk;

o     Review with management and approve the annual Internal Audit budget;

o     Review with management and approve the annual Internal Audit plan;

o Discuss any changes required in the planned scope of the annual internal audit plan;

o     Review periodic progress reports covering the annual internal audit plan;

o Review and monitor unresolved matters related to significant internal audit issues and the responses by management;

o Ensure appropriate independence of internal auditing and consulting activities approved by the Committee;

o Review the appropriateness of the practices utilized to reimburse executive officers and to assure compliance with Mid-State's and the Bank's code of ethics; and

o Review and approve the discharge of the internal auditor and/or outsource provide of internal audit services.

The Committee also has responsibilities related to Mid-State's and the Bank's external financial statement auditing firm, which is ultimately accountable to the Board and the Audit Committee.

These responsibilities may be covered by the full Board of Directors as part of their regularly scheduled meetings. To the extent that additional review or action is necessary, the Committee will address the issues and report the results to the full Board.

The Committee will:

o Select, evaluate and recommend annual, to the Board, the appointment or replacement of Mid-State's and the Bank's external financial statement auditors;

o Review management's annual written report covering its responsibility for preparing financial statements, maintaining an adequate internal control structure, and for complying with certain laws and regulations;

o Review independence, qualifications, the annual engagement letter, the audit scope, approve all related services and fees and ensure that the external financial statement auditing firm submits an annual formal written statement regarding relationships and services that may impact independence and discuss any matters of independence; and

o Review the audited financial statement requirements, related notes, the external financial statement auditor's opinion to be rendered in connection therewith, and any unresolved disagreements with management concerning accounting or disclosure matters.

Review periodically;

o     The reserve for loan losses and methods used in its determination;

o     Legal exposure from pending or threatened litigation;

o     Management's analysis of insurance coverage;

o     Selected financial information reports including the annual report; and

o Findings reported by regulatory agencies, management's response, and monitor corrective actions on major deficiencies.

Provide sufficient opportunity for Internal Audit and external financial statement auditors to meet with the Audit Committee without members of management present. Issues that may be discussed include:

o External financial statement auditor's evaluation of Mid-State's and the Bank's financial accounting,

o Internal Audit's assessment of Mid-State's and the Bank's overall control environment,

o     Independence, and

o     Management support and cooperation.

Submit the minutes of all meetings of the Audit Committee to the Board of Directors.

Perform such additional functions as are necessary and prudent to fulfill the Committee's duties and responsibilities.

                                   EXHIBIT "B"

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee ("Committee") of the Board of Directors is composed of four independent directors. The members of the Committee are: Directors Morris (Chairman), Carey (Alternate), Maguire and Snelling.

The Committee held five (5) meetings during 2000. During the course of the year, the Committee reviewed its Charter, which was accepted by the Board of Directors without change.

The Committee oversees the financial reporting process for Mid-State Bancshares ("Mid-State") on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the annual financial statements to be included in the Annual Report and Form 10-K.

In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Committee has discussed with the independent auditors their independence from Mid-State and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1.

The Committee has also met and discussed with management and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by Mid-State, and the selection of Mid-State's independent auditors.

Pursuant to the reviews and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

Signed and adopted by the Audit Committee this 30th day of March, 2001.

/s/ GREGORY R. MORRIS
------------------------------------
Committee Chairman

/s/ STEPHEN P. MAGUIRE
------------------------------------
Director/Committee Member

/s/ WILLIAM L. SNELLING
------------------------------------
Director/Committee Member

                                   EXHIBIT "C"

                      REPORT OF THE COMPENSATION COMMITTEE
                     MID-STATE BANCSHARES AND MID-STATE BANK

The goals of the Mid-State Executive Compensation Program are to attract and retain higher caliber executives, provide compensation in a cost efficient manner, encourage executive ownership of Mid-State common stock and motivate executives to maximize returns to shareholders, both annually and over the long-term.

The philosophy of the Program is to provide a total reward program that supports achievement of Mid-State's goals and objectives and provides total compensation that is highly competitive in relation to that of provided by comparable financial institutions.

Compensation for Mid-State's executive officers includes the following components:

o Salary - The principal objective of the salary program is to maintain salaries that are targeted at the 75th percentile of the market for comparable positions in similarly sized financial institutions.

o Annual incentives - Annual incentives are designed to reward principally for overall annual Bank performance and provide total cash compensation that is targeted at the 75th percentile of the market when warranted by performance, and

o Long-term incentives - The principal objective of the long-term stock-based incentive program is to align the financial interests of executives with those of shareholders, provide incentive for executive ownership of Mid-State common stock, support the achievement of long-term financial objectives, and provide for long-term incentive reward and capital accumulation opportunities.

o Benefits - The principal objectives of the benefits program provided for executives are to provide attractive benefits to retain key executives and provide financial planning opportunities to facilitate tax and estate planning.

CEO Compensation

Carrol R. Pruett performed in the capacity of President and Chief Executive Officer of Mid-State for the year 2000. In addition, Mr. Pruett was President and Chief Executive Officer of Mid-State Bank until March 1, 2000, when Mr. James W. Lokey was retained as President and Chief Executive Officer. The Committee used the same compensation policy described above for all Executive Officers to determine Mr. Pruett's and Mr. Lokey's fiscal 2000 compensation.

In setting Mr. Pruett's and Mr. Lokey's compensation, the Compensation Committee made an overall assessment of Mr. Pruett's and Mr. Lokey's leadership in achieving Mid-State's long-term strategic and business goals. Mr. Pruett's and Mr. Lokey's salary reflects a consideration of both competitive forces and Mid-State's performance. Mid-State does not assign specific weights to these categories.

/s/ A. J. DIANI
-------------------------------------
Committee Chairman

/s/ GRACIA B. BELLO
-------------------------------------
Director/Committee Member

/s/ H. EDWARD HERON
---------------------------
Director/Committee Member

/s/ GREGORY R. MORRIS
---------------------------
Director/Committee Member

                                                     Please mark
                                                     your votes as           |X|
                                                     indicated in
                                                     this example

1. Election of Directors. To elect the following three (3) persons to the Board of Directors of Mid-State to serve for a three (3) year term and until their successors are elected and have qualified:

      FOR all nominees                           WITHHOLD
      listed below                               AUTHORITY
     (except as marked                   to vote for all nominees
      to the contrary)                         listed below

            |_|                                      |_|

Gracia B. Bello     A.J. Diani     Daryl L. Flood

A shareholder may withhold authority to vote for any nominee by lining through or otherwise striking out the name of such nominee.

2. Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO USE.

The undersigned hereby acknowledges receipt of the Notice of Meeting, Proxy Statement and Annual Report that accompanies this proxy and ratifies all lawful actions taken by the above named proxies.

I (We) will |_|   will not |_|

attend the Annual Meeting in person.

Signature(s)__________________________________________________ Date_____________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                     REVOCABLE PROXY o MID-STATE BANCSHARES
                 ANNUAL MEETING OF SHAREHOLDERS - MAY 16, 2001

      The designated shareholder(s) of Mid-State Bancshares ("Mid-State") hereby appoints, constitutes and nominates James W. Lokey, Raymond E. Jones and James
G. Stathos, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of Mid-State which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Cliffs Resort, 2757 Shell Beach Road, Shell Beach, California on May 16, 2001 at 7:30 p.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally thereat, as indicated on the reverse side hereof.

THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS. IF NO INSTRUCTION IS SPECIFIED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED ON THIS PROXY. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE ANNUAL MEETING, THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS WHO WILL MAKE ANY SUCH DETERMINATION IN THEIR SOLE DISCRETION.

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